UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2023

Generation Bio Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39319	81-4301284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2023, the Board of Directors of Generation Bio Co., or the Company, appointed Yalonda Howze, J.D., as Chief Legal Officer and Secretary of the Company, effective as of April 5, 2023.

Prior to being appointed as the Company’s Chief Legal Officer and Secretary, Ms. Howze, age 51, served as the Executive Vice President, Chief Legal Officer and Compliance Officer at Codiak Biosciences, Inc., a biotechnology company, from July 2020 until April 2023. From November 2007 to July 2020, she served as a Partner at Mintz Levin PC, where she managed transactional and litigation matters. She received a B.A. in French from the University of Michigan, an M. Div. from the Harvard University School of Divinity and a J.D. from the University of Virginia School of Law.

In connection with her appointment as Chief Legal Officer and Secretary, Ms. Howze’s will receive an annual base salary of $460,000 and her annual target bonus will be 40% of her annual base salary, prorated for 2023. Ms. Howze also received a one-time signing bonus of $65,000. The Company has also granted Ms. Howze an option to purchase 107,100 shares of the Company’s common stock and 53,550 restricted stock units under the Company’s 2020 Stock Incentive Plan. The option will have an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on April 5, 2023, and a term of 10 years. The option will vest as to 25% of the shares underlying the option on April 5, 2024, and, as to the remainder, an additional 6.25% of the underlying shares quarterly thereafter until April 5, 2027. The restricted stock units will vest as to 25% of the shares underlying the restricted stock units on April 15, 2024, and, as to the remainder, an additional 6.25% of the underlying shares quarterly thereafter until April 15, 2027.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION BIO CO.

Date: April 5, 2023	By:	/s/ Geoff McDonough
Name: Geoff McDonough, M.D.
Title: President and Chief Executive Officer